OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2010
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Global Advantage and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2009

Semi-Annual Report

August 31, 2009

ING Global Advantage and
Premium Opportunity Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
   FUNDS

          Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options equivalent to a significant portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to reduce volatility of total returns.

For the six month period ended August 31, 2009, the Fund made quarterly total distributions of $0.93 per share, all consisting of return of capital.

Based on net asset value (“NAV”), the Fund provided a total return of 26.58% for the six month period ended August 31, 2009.(1) This NAV return reflects an increase in its NAV from $11.29 on February 28, 2009 to $13.25 on August 31, 2009, including the reinvestment of $0.93 per share in quarterly total distributions, all consisting of return of capital. Based on its share price, the Fund provided a total return of 45.02% for the six month period ended August 31, 2009.(2) This share price return reflects an increase in its share price from $10.42 on February 28, 2009 to $14.01 on August 31, 2009, including the reinvestment of $0.93 per share in quarterly total distributions, all consisting of return of capital.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President & Chief Executive Officer
ING Funds
October 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Six Months Ended August 31, 2009

Our previous fiscal year ended with stock markets on a seemingly inexorable march lower with governments and central banks unable to do anything to improve the outlook. Nine days into March, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had dropped nearly 22% for the calendar year to date touching the previous cycle lows of late 2002. From that point however, markets recovered abruptly, surging to a gain of 38% for the fiscal half-year. In currencies, the dollar resumed a weakening trend, losing 11.3% to the euro, 4.7% against the yen and 12.4% against the pound.

The reasons for the resurgence of equities after March 9, 2009 are hard to pin down. Policy initiatives referred to in our last annual report did help sentiment, despite some skepticism. A Public-Private Investment Program was developed to loosen credit by buying enormous volumes of distressed loans and toxic assets from banks, recipients of large capital infusions under the Troubled Asset Relief Program (“TARP”). The Federal Reserve would buy more agency mortgage-backed securities plus up to $300 billion in longer dated Treasuries to push mortgage interest rates lower. Another $750 billion beyond TARP would be made available. A $75 billion plan would cut mortgage payments for struggling homeowners. The president’s first budget projected a $1.75 trillion deficit!

There were other morale-boosting catalysts like troubled Citigroup’s claim on March 10 that the year 2009 had been profitable so far. More generally, the economic reports from which markets seemed to be taking heart were only improving weakly and erratically. Nonetheless they were soon being referred to as “green shoots” and they continued to appear and in some cases grow throughout the half-year.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 15.4% in June and showed the first quarterly increase in three years. By July 2009, sales of existing homes had risen to a 5.24 million annual rate, the most since before Lehman Brothers collapsed, while new home sales were the highest in four years.

In the field of jobs and wages, a lone (albeit welcome) green shoot emerged in the final employment report of the six-month period, where July 2009 payrolls fell by 247,000. This was less than half of the 599,000 job losses reported for January 2009 at the end of our last fiscal year. This shoot seemed to be on its own however, as the unemployment rate, at 9.4%, is probably still on the rise, while hourly wage growth continues to languish.

In other news, the fall in second quarter gross domestic product (“GDP”) was estimated at 1.0% annualized, much better than the first quarter’s 5.5%. General Motors and Chrysler went into bankruptcy but came out faster than most people thought possible and evidently in much more competitive shape. The well-publicized “cash for clunkers” scheme boosted consumer spending and allowed some idled auto manufacturing plants to re-open.

The fiscal half-year ended then, with most investors feeling that the worst of the crisis had probably passed, yet fearful of what the world would look like after the stimulus money ran out.

U.S. equities, represented by the S&P 500® Index(3) including dividends, returned 40.5% in the six months ending August 31, 2009. As with stock markets generally, March 9, 2009, marked the low point for the index, closing at September 1996 levels. Operating profits for S&P 500® Index companies suffered their eighth straight quarter of decline, but from March 9, 2009, investors only had eyes for green shoots and from there the market returned 52.6%, led by financials, which soared 137.6%. This remarkable advance was accompanied by a reduction in volatility to pre-Lehman levels, but nerves could still be jarred on any given day by a negative data point. A possible glimpse into a post-stimulus world came on August 17, 2009 when the S&P 500® Index (and other global indices) fell by over 2% in response to a 6% drop in the Chinese stock market, due in part to mounting concerns over the curtailment of stimulative bank lending.

In international markets, the MSCI Japan® Index(4) rose 29.1% for the six months through August 31, 2009. The slump in exports stabilized during the period, and this plus government stimulus caused a rise in GDP of 0.9% in the second quarter of 2009 after a contraction of 3.1% in the first. But this may be temporary as wages, prices and retail sales are falling at historically fast rates and unemployment has reached a record 5.7%. The MSCI Europe ex UK® Index(5) jumped 41.4%. Despite a bigger than expected drop in GDP of 2.5% in the first quarter and the first annual decline in consumer prices

Market Perspective:  Six Months Ended August 31, 2009

for 48 years, confidence proved resilient. The European Central Bank cut rates to 1% and offered to lend unlimited amounts to banks at this rate. By the end of our fiscal half-year, France and Germany were reporting GDP growth for the second quarter and prices were almost stable. Again however, can this last? The MSCI UK® Index(6) added 32.4%. The Bank of England reduced rates to 0.5%, the lowest since it was founded in 1694, and embarked on the world’s most aggressive program of quantitative easing. The UK suffered its worst recorded annual slump in GDP: 4.9%. But by the end of August, the quarterly fall had moderated to 0.7%, while consumer confidence, purchasing managers’ indices and even house prices, were all firming up.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parenthesis denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Country Allocation
as of August 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrated option writing strategy.

The Fund is managed by Paul Zemsky, Vincent Costa, Jody I. Hrazanek, Carl Ghielen, Martin Jansen, Bas Peeters and Frank van Etten, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Equity Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 450-500 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries (usually 25-30 countries), industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) index call options on selected indices in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above at a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of index call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing index call options on selected indices. Index call options are primarily written in over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options. Lastly, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies.

Top Ten Holdings
as of August 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	1.6%
International Business Machines Corp.	1.3%
General Electric Co.	1.2%
Cisco Systems, Inc.	1.1%
Apple, Inc.	1.1%
Pfizer, Inc.	1.1%
Hewlett-Packard Co.	1.0%
AT&T, Inc.	0.9%
Wells Fargo & Co.	0.9%
Microsoft Corp.	0.9%

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Performance: Based on net asset value (“NAV”) as of August 31, 2009, the Fund provided a total return of 26.58% for the six month period. This NAV return reflects an increase in its NAV from $11.29 on February 28, 2009 to $13.25 on August 31, 2009, including the reinvestment of $0.93 per share in quarterly total distributions, all consisting of return of capital. Based on its share price as of August 31, 2009, the Fund provided a total return of 45.02% for the six month period. This share price return reflects an increase in its share price from $10.42 on February 28, 2009 to $14.01 on August 31, 2009, including the reinvestment of $0.93 per share in quarterly total distributions, all consisting of return of capital. The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index returned 40.52%, 53.47% and 26.99%, respectively, for the reporting period. During the period, the Fund made quarterly total distributions of $0.93 per share, all consisting of return of capital. As of August 31, 2009, the Fund had 18,032,727 shares outstanding.

Market Review: The equity portfolio of the Fund uses a customized reference index (which is a blend of 60% S&P 500® and 40% MSCI EAFE®) to reflect the strategic emphasis of the Fund. Markets began the period at a depressed level but rebounded strongly during most of the period. Both the S&P 500® Index and MSCI EAFE® Index turned in high absolute returns in March, April and May. Some profit taking in June briefly halted the run-up, but closed the period with strong performance. Subsequently, both the S&P 500® Index and the MSCI EAFE® Index enjoyed extraordinary returns during the six-month period, returning 40.52% and 53.47%, respectively. The blended reference index returned 46.33% for the six-month period.

Equity Portfolio: ING’s International Index Plus strategy is utilized for the international equity portion of the Fund. For the review period, the strategy outperformed its reference index, the MSCI EAFE® Index. By design the strategy approximates the regional and sector weights of the MSCI EAFE® Index. The outperformance was consequently attributable to security selection. Stock selection within the healthcare, industrials and information technology sectors detracted from the result, but added value in the materials and consumer discretionary sectors.

The Fund’s U.S. domestic equity component underperformed the S&P 500® Index due mainly to negative selection effect in certain sectors. In particular, financials and consumer discretionary detracted significantly, with industrials, energy and information technology also lagging. As markets surged in April and May, valuation factors were effective, but the market’s change in focus to lower-quality stocks was problematic for our quality factors in those months. As markets stabilized in June, the efficacy of valuation factors ebbed. Market recognition factors which were problematic for a protracted period, finally had some predictive power in June. Long-term price momentum and analyst estimate revisions in market recognition were the least effective factors during the period.

Option Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a basket of market indexes on a portion of the value of the equity portfolio. During the period, the Fund sold short-maturity options on the S&P 500® Index, the DJ Eurostoxx 50 Index, the Nikkei 225 Index and the FTSE 100 Index. During the reporting period, the call options were sold on a bi-weekly basis with a maturity of approximately four to six weeks. Staggering the option call writing in this way tends to smooth the pay-off of the option overlay program. The strike prices of the traded options were typically at or near the money, with the coverage ratio maintained at approximately 60-70% throughout the period. Option performance was negative throughout most of the period as the equity market rallied and many options expired in the money.

The Fund continued its policy of hedging major foreign currencies to reduce volatility of NAV returns. Our hedges detracted from results as many currencies strengthened against the U.S. dollar. As global economic conditions improved, an increase in appetite for risky assets resulted in a move out of the U.S. dollar and into non-U.S. risky assets.

Current Strategy & Outlook: The underlying U.S. and EAFE strategies seek to reward investors with sector- and country-diversification close to the S&P 500® and MSCI EAFE® indices, while seeking outperformance through portfolio construction techniques. If the market falls or moves sideways, the premiums generated from our call-writing, dividends and our disciplined equity strategies may make up an important part of the Fund’s total return. If the market rallies, the strategy may generate an absolute positive return, but the upside may be limited as call options will likely be exercised.

Unprecedented monetary and fiscal measures by authorities across the globe to help stabilize the global banking system and economy appear to be taking effect. The second half of 2009 and 2010 should see growth, in our view, although the pace of the recovery may be slow by historical standards. While markets are well above early March lows, we believe equity valuations are still relatively attractive given the stronger outlook for earnings growth. Market volatility has come off sharply from the record highs early this year, but is expected to remain somewhat higher than levels prevalent before the recent financial crisis. We believe this should allow the Fund to continue to generate relatively attractive levels of premiums through its call writing activities.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2009 (Unaudited)

ASSETS:
Investments in securities at value*	$232,625,965
Short-term investments in affiliates**	1,937,000
Cash	98,841
Cash collateral for futures	270,000
Receivables:
Investment securities sold	12,522,899
Dividends and interest	768,439
Unrealized appreciation on forward foreign currency contracts	232,353
Prepaid expenses	1,426
Reimbursement due from manager	1,157

Total assets	248,458,080

LIABILITIES:
Payable for investment securities purchased	2,862,634
Payable for variation margin	36,208
Unrealized depreciation on forward foreign currency contracts	1,683,105
Payable to affiliates	49,760
Payable to custodian due to foreign currency overdraft***	9,307
Payable for trustee fees	5,059
Other accrued expenses and liabilities	152,108
Written optionsˆ	4,748,795

Total liabilities	9,546,976

NET ASSETS (equivalent to $13.25 per share on 18,032,727 shares outstanding)	$238,911,104

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$293,546,465
Undistributed net investment income	5,183,434
Accumulated net realized loss on investments, foreign currency related transactions, futures, and written options	(88,294,894)
Net unrealized appreciation on investments, foreign currency related transactions, futures, and written options	28,476,099

NET ASSETS	$238,911,104

* Cost of investments in securities	$202,001,284
** Cost of short-term investments in affiliates	$1,937,000
*** Cost of foreign currency overdraft	$9,379
ˆ Premiums received on options written	$3,958,916

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,677,562
Interest	159,164

Total investment income	3,836,726

EXPENSES:
Investment management fees	835,445
Transfer agent fees	17,017
Administrative service fees	111,392
Shareholder reporting expense	46,424
Professional fees	27,475
Custody and accounting expense	63,288
Trustee fees	3,984
Miscellaneous expense	24,197

Total expenses	1,129,222
Net waived and reimbursed fees	(14,890)

Net expenses	1,114,332

Net investment income	2,722,394

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(21,463,703)
Foreign currency related transactions	(8,729,500)
Futures	852,501
Written options	(15,877,985)

Net realized loss on investments, foreign currency related transactions, futures, and written options	(45,218,687)

Net change in unrealized appreciation or depreciation on:
Investments	101,870,382
Foreign currency related transactions	(2,056,234)
Futures	200,502
Written options	(5,780,277)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	94,234,373

Net realized and unrealized gain on investments, foreign currency related transactions, futures, and written options	49,015,686

Increase in net assets resulting from operations	$51,738,080

* Foreign taxes withheld	$237,181
(1) Dividends from affiliates	$3,618

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended	Year Ended
	August 31,	February 28,
	2009	2009

FROM OPERATIONS:
Net investment income	$2,722,394	$5,565,187
Net realized loss on investments, foreign currency related transactions, futures, and written options	(45,218,687)	(34,335,088)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	94,234,373	(55,949,113)

Increase (decrease) in net assets resulting from operations	51,738,080	(84,719,014)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(13,517,200)
Return of capital	(16,713,191)	(20,392,899)

Total distributions	(16,713,191)	(33,910,099)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	768,813	—
Cost of shares repurchased, net of commissions	(1,428,482)	(1,100,260)

Net decrease in net assets resulting from capital share transactions	(659,669)	(1,100,260)

Net increase (decrease) in net assets	34,365,220	(119,729,373)

NET ASSETS:
Beginning of period	204,545,884	324,275,257

End of period	$238,911,104	$204,545,884

Undistributed net investment income at end of period	$5,183,434	$2,461,040

See Accompanying Notes to Financial Statements

ING Global Advantage and Premium Opportunity Fund
Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Six Months	Year	Year	Year	October 31,
		Ended	Ended	Ended	Ended	2005(1) to
		August 31,	February 28,	February 29,	February 28,	February 28,
		2009	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$	11.29	17.79	21.19	20.24	19.06 (2)
Income (loss) from investment operations:
Net investment income	$	0.15 *	0.31 *	0.30 *	0.26	0.06 *
Net realized and unrealized gain (loss) on investments	$	2.74	(4.95)	(0.73)	2.55	1.28
Total from investment operations	$	2.89	(4.64)	(0.43)	2.81	1.34
Less distributions from:
Net investment income	$	—	0.74	—	0.04	0.16
Net realized gains on investments	$	—	—	2.40	1.54	—
Return of capital	$	0.93	1.12	0.57	0.28	—
Total distributions	$	0.93	1.86	2.97	1.86	0.16
Net asset value, end of period	$	13.25	11.29	17.79	21.19	20.24
Market value, end of period	$	14.01	10.42	16.73	21.11	18.61
Total investment return at net asset value(3)%		26.58	(26.96)	(2.40)	14.81	7.08
Total investment return at market value(4)%		45.02	(28.32)	(7.87)	24.40	(6.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	238,911	204,546	324,275	385,433	365,374
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%		1.01	0.99	0.97	0.95	1.06
Net expenses after expense waiver(5)(6)%		1.00 **	0.99 **	0.97 **	0.95	1.00
Net investment income after expense waiver(5)(6)%		2.44 **	2.01 **	1.45 **	1.29	0.86
Portfolio turnover rate	%	65	178	194	132	41

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited)

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable and market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the six months ended August 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Fund and the results of its operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance,

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties that govern transactions, over-the-counter derivative and forward foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

H.	Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

For the six months ended August 31, 2009, the Fund has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, and to maintain diversity and liquidity of the portfolio.

Please refer to the table following the Portfolio of Investments that discloses the fair value of forward foreign currency contracts outstanding at period end and the amounts of realized and changes in unrealized gains and losses on forward foreign currency contracts during the six months ended August 31, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Fund intends to limit its use of futures contracts and

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended August 31, 2009, the Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Please refer to the table following the Portfolio of Investments that discloses the fair value of futures contracts outstanding at period end and the amounts of realized and changes in unrealized gains and losses on futures during the six months ended August 31, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. During the six months ended August 31, 2009, the Fund has written call options on equity indexes in an attempt to manage this risk. Please refer to the table following the Portfolio of Investments that discloses the fair value of written call options outstanding at period end and the amounts of realized and changes in unrealized gains and losses on written call options during the six months ended August 31, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

J.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2009, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING IM. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six month period ended August 31 , 2009, the Fund waived $1,127 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.00% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

As of August 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

August 31,
2010	2011	2012	Total

$—	$—	$13,763	$13,763

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$29,727	$20,033	$49,760

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as a Trustee of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the Investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six month period ended August 31, 2009, excluding short-term securities, were $146,683,745 and $195,623,648, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the six month period ended August 31, 2009 was as follows:

	Number of
	Contracts	Premium

Balance at 02/28/09	332,312	$6,359,147
Options Written	2,009,970	30,537,313
Options Expired	(283,778)	(5,430,921)
Options Terminated in Closing Purchase Transactions	(1,770,328)	(27,506,623)

Balance at 08/31/09	288,176	$3,958,916

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Derivatives Risk. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 28,
	2009	2009

Number of Shares
Reinvestment of distributions	61,554	—
Shares repurchased	(153,044)	(107,019)

Net decrease in shares outstanding	(91,490)	(107,019)

$
Reinvestment of distributions	$768,813	—
Shares repurchased	(1,428,482)	(1,100,260)

Net decrease	$(659,669)	$(1,100,260)

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending December 31, 2009, up to 10% of its stock, in open-market transactions. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the six months ended August 31, 2009, the Fund repurchased 153,044 shares, representing approximately 0.8% of the Fund’s outstanding shares for a net purchase price of $1,428,482 (including commissions of $4,591). Shares were repurchased at a weighted-average discount from NAV per share of 14.25% and a weighted-average price per share of $9.30. Any future purchases will be reported in the next shareholder report.

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following security has been deemed to be illiquid. The Fund currently limits investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Board.

	Principal	Initial			Percent
	Amount/	Acquisition			of Net
Security	Shares	Date	Cost	Value	Assets

Fortis	4,167	10/20/08	$—	$—	0.0%

			$—	$—	0.0%

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2009. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2008
Ordinary	Return
Income	of Capital
$13,517,200	$20,392,899

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2008 were:

Unrealized	Post-October	Post-October
Appreciation/	Capital Loss	Currency Loss	Capital Loss	Expiration
(Depreciation)	Deferred	Deferred	Carryforwards	Date
$(57,703,394)	$(10,341,807)	$(3,184,169)	$(6,718,788)	2016

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

examination by these jurisdictions is the Fund’s initial tax year of 2005.

As of August 31, 2009, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codificationtm and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS No. 168”). SFAS No. 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codificationtm” (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS No. 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As of August 31, 2009, management of the Funds has determined that adoption of SFAS No. 168 will not impact financial statement amounts but will require revisions to current disclosures.

NOTE 12 — SUBSEQUENT EVENTS

Dividends:  Subsequent to August 31, 2009, the Fund made distributions of:

Per Share
Amount	Declaration Date	Payable Date	Record Date
$0.465	9/21/2009	10/15/2009	10/5/2009

A portion of the quarterly distribution payments made by the Fund may constitute a return of capital. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through October 23, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 96.4%

		Australia: 3.5%
14,048		AGL Energy Ltd.	$165,392
16,763		AMP Ltd.	90,005
4,712		ASX Ltd.	131,796
31,134		Australia & New Zealand Banking Group Ltd.	559,317
37,227		BHP Billiton Ltd.	1,157,887
7,501		Billabong International Ltd.	66,567
80,851		BlueScope Steel Ltd.	195,607
44,111		Brambles Ltd.	277,060
1,161		Cochlear Ltd.	55,173
19,013		Commonwealth Bank of Australia	736,088
9,175		Computershare Ltd.	78,316
7,352		CSL Ltd.	199,820
3,028		Energy Resources of Australia Ltd.	66,590
44,099		Harvey Norman Holdings Ltd.	146,716
29,354		Insurance Australia Group	88,670
4,016		Macquarie Group Ltd.	172,404
18,028		Macquarie Infrastructure Group	20,236
112,510		Metcash Ltd.	405,883
26,134		National Australia Bank Ltd.	628,818
12,786		Newcrest Mining Ltd.	325,762
7,956		Origin Energy Ltd.	102,907
229,583		Qantas Airways Ltd.	489,330
16,318		QBE Insurance Group Ltd.	315,345
823		Rio Tinto Ltd.	39,117
5,430		Sims Group Ltd.	104,995
10,295		Tattersall’s Ltd.	21,569
114,105		Telstra Corp., Ltd.	314,150
38,343		Westpac Banking Corp.	787,533
10,973		Woodside Petroleum Ltd.	455,307
4,681		Woolworths Ltd.	110,670

			8,309,030

		Austria: 0.2%
6,643		OMV AG	262,279
15,443		Telekom Austria AG	269,983
506	@	Wiener Staedtische Allgemeine Versicherung AG	26,331

			558,593

		Belgium: 0.9%
19,853		Anheuser-Busch InBev NV	858,382
24,304	@	Anheuser-Busch InBev — ST VVPR	139
2,254		Colruyt SA	517,526
1,695		Delhaize Group	113,670
22,466	@	Fortis	95,840
7,900	@	Fortis — STRIP VVPR	11
1,995		Groupe Bruxelles Lambert SA	174,817
6,553		UCB SA	255,247

			2,015,632

		Denmark: 0.3%
5,757		Carlsberg A/S	413,389
9,039		H Lundbeck A/S	178,329
2,260		Novo-Nordisk A/S	137,881

			729,599

		Finland: 0.4%
33,503		Nokia OYJ	470,312
12,565		Wartsila OYJ	476,573

			946,885

		France: 3.8%
14,670		AXA SA	335,073
8,673		BNP Paribas	699,324
2,198		Capgemini SA	106,644
979		Christian Dior SA	90,933
478		Cie Generale D’Optique Essilor International SA	25,861
3,357		CNP Assurances	335,375
7,670		Compagnie Generale des Etablissements Michelin	579,214
15,806		Credit Agricole SA	293,642
12,645		France Telecom SA	321,591
3,758		Gaz de France	158,845
8,462		Lafarge SA	721,127
3,087		LVMH Moet Hennessy Louis Vuitton SA	296,012
22,943	@	Natixis	104,667
4,170		Pernod-Ricard SA	325,735
12,622		Publicis Groupe	465,214
14,736		Sanofi-Aventis	1,003,347
7,672		Schneider Electric SA	708,961
5,957		Scor SA	157,087
845		Societe BIC SA	52,005
6,485		Societe Generale	524,184
16,196		Total SA	929,328
27,271		Vivendi	778,469

			9,012,638

		Germany: 3.4%
4,306		Allianz AG	498,916
14,413		BASF AG	753,243
5,787		Bayer AG	355,877
4,063		Bayerische Motoren Werke AG	185,444
976		Beiersdorf AG	49,548
7,632		Deutsche Bank AG	518,347
3,526		Deutsche Boerse AG	269,687
47,086		Deutsche Telekom AG	626,951
32,068		E.ON AG	1,358,786
8,093		MAN AG	620,430
2,440		Merck KGaA	221,480
2,880		Muenchener Rueckversicherungs AG	430,346
9,856		RWE AG	913,918
1,724		Salzgitter AG	164,547
13,023		SAP AG	635,887
3,147		Siemens AG	273,402
694		Volkswagen AG	134,581

			8,011,390

		Greece: 0.3%
3,879		National Bank of Greece SA	121,837
18,907		OPAP SA	461,791
11,222	@	Piraeus Bank SA	176,458

			760,086

		Hong Kong: 0.7%
10,000		Cheung Kong Holdings Ltd.	118,708
19,000		Hang Lung Group Ltd.	87,531
44,000		Hang Lung Properties Ltd.	137,249
3,800		Hang Seng Bank Ltd.	54,012
45,000		Hong Kong & China Gas	97,445
1,600		Hong Kong Aircraft Engineerg Co., Ltd.	18,725
16,200		Hong Kong Exchanges and Clearing Ltd.	282,040
33,000		HongKong Electric Holdings	184,475
35,744		Hopewell Holdings	108,294
19,000		Hutchison Whampoa Ltd.	133,681
20,000		Sun Hung Kai Properties Ltd.	270,886
14,000		Swire Pacific Ltd.	146,113

			1,639,159

		Italy: 2.0%
8,998		Assicurazioni Generali S.p.A.	224,582
13,025		Banche Popolari Unite Scpa	197,089
11,803		Banco Popolare Scarl	104,749
156,941		Enel S.p.A.	927,500
49,157		ENI S.p.A.	1,168,006
5,946		Fondiaria-Sai S.p.A.	114,584
113,353		Intesa Sanpaolo S.p.A.	492,553
41,110		Intesa Sanpaolo S.p.A. — RNC	134,355

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Shares		Value

	Italy (continued)
153,812	Parmalat S.p.A	$395,518
13,333	Saipem S.p.A.	358,411
189,778	UniCredito Italiano S.p.A.	689,386

		4,806,733

	Japan: 9.9%
3	Acom Co., Ltd.	62
27,000	Aioi Insurance Co., Ltd.	133,388
9,400	Aisin Seiki Co., Ltd.	235,041
3,000	Asics Corp.	29,472
1,400	Astellas Pharma, Inc.	55,958
6,000	Bank of Kyoto Ltd.	58,273
1,100	Benesse Corp.	54,075
18,500	Bridgestone Corp.	337,616
1,400	Canon, Inc.	53,517
88	Central Japan Railway Co.	594,539
18,000	Chiba Bank Ltd.	113,270
2,500	Chugai Pharmaceutical Co., Ltd.	50,919
1,100	Coca-Cola West Holdings Co., Ltd.	21,360
7,600	Credit Saison Co., Ltd.	101,656
22,000	Daicel Chemical Industries Ltd.	142,357
22,592	Daihatsu Motor Co., Ltd.	231,563
2,475	Daito Trust Construction Co., Ltd.	117,948
14,000	Daiwa House Industry Co., Ltd.	155,807
3,000	Daiwa Securities Group, Inc.	18,476
3,080	Diamond Lease Co., Ltd.	97,607
2,700	East Japan Railway Co.	176,324
500	Fast Retailing Co., Ltd.	59,866
51,000	Fuji Heavy Industries Ltd.	220,379
19,100	Fuji Photo Film Co., Ltd.	568,450
14	Fuji Television Network, Inc.	21,970
16,000	Fujitsu Ltd.	107,432
990	Hakuhodo DY Holdings, Inc.	54,984
800	Hisamitsu Pharmaceutical Co., Inc.	30,821
16,000	Hitachi Ltd.	56,284
11,900	Honda Motor Co., Ltd.	373,131
12	Inpex Holdings, Inc.	97,714
86,000	Itochu Corp.	608,712
11,000	Iyo Bank Ltd.	107,806
217	Japan Tobacco, Inc.	629,187
800	JFE Holdings, Inc.	27,919
51	Jupiter Telecommunications Co.	44,399
10,000	Kansai Paint Co., Ltd.	81,327
7,900	Kao Corp.	200,086
243	Konica Minolta Holdings, Inc.	2,295
23,500	Kyushu Electric Power Co., Inc.	518,935
2,700	Lawson, Inc.	116,908
900	Mabuchi Motor Co., Ltd.	45,810
3,500	Makita Corp.	98,832
72,000	Marubeni Corp.	357,559
6,700	Mediceo Paltac Holdings Co., Ltd.	95,742
6,000	Mitsubishi Corp.	121,289
7,000	Mitsubishi Estate Co., Ltd.	115,773
94,400	Mitsubishi UFJ Financial Group, Inc.	600,126
33,100	Mitsui & Co., Ltd.	430,433
75,000	Mitsui Engineering & Shipbuilding Co., Ltd.	203,692
14,000	Mitsui Fudosan Co., Ltd.	263,805
86,000	Mitsui OSK Lines Ltd.	548,454
1,800	Mitsui Sumitomo Insurance Group Holdings, Inc.	50,629
18,000	Mitsumi Electric Co., Ltd.	417,323
109,300	Mizuho Financial Group, Inc.	265,917
2,800	Murata Manufacturing Co., Ltd.	132,724
8,800	Namco Bandai Holdings, Inc.	93,385
8,000	NEC Corp.	28,836
686	NGK Insulators Ltd.	15,963
1,400	Nintendo Co., Ltd.	379,432
33,500	Nippon Mining Holdings, Inc.	166,610
5,100	Nippon Paper Group, Inc.	149,889
5,800	Nippon Telegraph & Telephone Corp.	258,204
41,163	Nishi-Nippon City Bank Ltd.	109,560
2,000	Nissan Chemical Industries Ltd.	29,283
3,500	Nisshin Seifun Group, Inc.	46,351
2,000	Nissin Food Products Co., Ltd.	65,886
1,100	Nitori Co., Ltd.	84,977
17,000	Nomura Holdings, Inc.	150,641
188	NTT DoCoMo, Inc.	289,448
2,760	ORIX Corp.	211,486
96,000	Osaka Gas Co., Ltd.	331,778
7,000	Rohm Co., Ltd.	472,472
9,000	Sankyo Co., Ltd.	566,103
30,100	Sapporo Hokuyo Holdings, Inc.	109,208
2,300	Secom Co., Ltd.	103,735
36,000	Sega Sammy Holdings, Inc.	469,048
3,100	Seven & I Holdings Co., Ltd.	74,817
50,000	Shimadzu Corp.	362,532
300	Shimamura Co., Ltd.	26,850
800	Shimano, Inc.	34,196
11,882	Shin-Etsu Chemical Co., Ltd.	701,644
71,000	Shinsei Bank Ltd.	120,318
600	SMC Corp.	69,772
15,900	Softbank Corp.	356,032
21,000	Sompo Japan Insurance, Inc.	142,913
8,100	Stanley Electric Co., Ltd.	163,249
59,400	Sumitomo Corp.	607,719
22,900	Sumitomo Electric Industries Ltd.	295,458
8,900	Sumitomo Mitsui Financial Group, Inc.	382,398
10,000	Sumitomo Realty & Development Co., Ltd.	209,978
35,000	Sumitomo Trust & Banking Co., Ltd.	213,501
11,000	Suruga Bank Ltd.	107,748
4,300	Suzuken Co., Ltd.	141,788
900	Suzuki Motor Corp.	21,449
2,000	Taisho Pharmaceutical Co., Ltd.	39,216
20,649	Takeda Pharmaceutical Co., Ltd.	830,651
1,600	Terumo Corp.	84,160
1,300	Toho Co., Ltd.	21,739
9,689	Tokio Marine Holdings, Inc.	287,494
66,000	Tokuyama Corp.	460,963
132,000	Tokyo Gas Co., Ltd.	528,599
4,100	Tokyo Steel Manufacturing Co., Ltd.	53,977
4,000	TonenGeneral Sekiyu KK	38,242
8,000	Toyo Suisan Kaisha Ltd.	203,600
7,700	Toyoda Gosei Co., Ltd.	222,726
25,700	Toyota Motor Corp.	1,095,700
12,100	Toyota Tsusho Corp.	196,064
500	Uni-Charm Corp.	44,797
1,150	USS Co., Ltd.	72,408
1,122	Yahoo! Japan Corp.	381,235
9,000	Yamaguchi Financial Group, Inc.	103,332
14,971	Yamato Kogyo Co., Ltd.	446,108

		23,731,609

	Kazakhstan: 0.0%
6,770	Eurasian Natural Resources Corp.	94,396

		94,396

	Luxembourg: 0.3%
21,253	ArcelorMittal	760,102

		760,102

	Mauritius: 0.2%
1,268,982	Golden Agri-Resources Ltd.	418,275

		418,275

	Netherlands: 1.8%
2,842	Aegon NV	21,426
27,345	European Aeronautic Defence and Space Co. NV	568,733
31,082	Koninklijke Philips Electronics NV	702,659
39,321	Royal Dutch Shell PLC — Class A	1,087,555

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Shares			Value

		Netherlands (continued)
46,432		Royal Dutch Shell PLC — Class B	$1,252,759
29,918		Royal KPN NV	460,485
8,163		Unilever NV	228,711

			4,322,328

		New Zealand: 0.1%
31,443		Fletcher Building Ltd.	169,184
12,723		Telecom Corp. of New Zealand Ltd.	23,894

			193,078

		Portugal: 0.3%
109,755		Banco Comercial Portugues SA	143,803
63,184		Jeronimo Martins	493,400
17,148		Portugal Telecom SGPS SA	177,809

			815,012

		Singapore: 0.3%
9,000		DBS Group Holdings Ltd.	79,035
15,000		Jardine Cycle & Carriage Ltd.	241,580
4,000		Keppel Corp., Ltd.	21,136
28,000		Oversea-Chinese Banking Corp.	150,418
18,000		Singapore Press Holdings Ltd.	45,701
9,000		Singapore Telecommunications Ltd.	19,618
6,000		United Overseas Bank Ltd.	69,593
34,000		United Overseas Land Ltd.	80,966

			708,047

		Spain: 2.3%
10,668		ACS Actividades de Construccion y Servicios SA	550,842
45,528		Banco Bilbao Vizcaya Argentaria SA	809,462
18,271		Banco Popular Espanol SA	196,933
98,322		Banco Santander Central Hispano SA	1,513,692
36,107		Iberdrola SA	335,250
2,677		Inditex SA	145,996
7,850		Indra Sistemas SA	186,553
14,026		Repsol YPF SA	348,628
54,897		Telefonica SA	1,388,079
2,385		Zardoya-Otis SA	52,199

			5,527,634

		Sweden: 1.8%
32,215		Assa Abloy AB	517,531
13,948		Hennes & Mauritz AB	774,455
43,979		Nordea Bank AB	461,291
26,835		Securitas AB	262,195
31,009		Skandinaviska Enskilda Banken AB	218,685
36,477		Skanska AB	529,550
42,579		Svenska Cellulosa AB — B Shares	556,589
8,730		Svenska Handelsbanken AB	229,430
13,148		Tele2 AB — B Shares	183,098
49,182		Telefonaktiebolaget LM Ericsson	471,934

			4,204,758

		Switzerland: 3.1%
265		BKW FMB Energie AG	20,930
14,104		Credit Suisse Group	719,572
500		Geberit AG — Reg	77,091
7,600	@	Holcim Ltd.	513,801
451		Julius Baer Holding AG — Reg	22,998
598		Kuehne & Nagel International AG	47,614
10		Lindt & Spruengli AG	21,271
1		Lindt & Spruengli AG — REG	24,600
29,115		Nestle SA	1,212,147
27,385		Novartis AG	1,272,119
9,048		Roche Holding AG — Genusschein	1,441,127
62		SGS SA	76,819
6,174		Swiss Reinsurance	285,361
28,944	@	UBS AG — Reg	532,842
55,427		Xstrata PLC	735,369
2,149		Zurich Financial Services AG	473,602

			7,477,263

		United Kingdom: 7.8%
2,738		Anglo American PLC	89,004
20,238		AstraZeneca PLC	939,137
4,603	@	Autonomy Corp. PLC	97,080
31,087		Aviva PLC	203,578
89,629		BAE Systems PLC	452,823
124,013		Barclays PLC	759,112
44,836		BG Group PLC	735,629
19,073		BHP Billiton PLC	496,814
164,323		BP PLC	1,408,345
22,263		British American Tobacco PLC	676,467
48,692		BT Group PLC	110,503
108,475		Cable & Wireless PLC	260,754
21,378		Compass Group PLC	112,911
58,207		Diageo PLC	900,758
7,989		Drax Group PLC	62,082
15,173		Experian Group Ltd.	126,974
56,545		GlaxoSmithKline PLC	1,104,198
14,141		Home Retail Group	71,288
193,953		HSBC Holdings PLC	2,096,343
16,646		ICAP PLC	115,435
21,992		Imperial Tobacco Group PLC	616,838
125,150		International Power PLC	570,815
12,152		Investec PLC	85,294
93,184		J Sainsbury PLC	491,556
33,518		Kazakhmys PLC	531,935
92,820		Kingfisher PLC	318,005
119,185		Lloyds TSB Group PLC	213,414
41,509		Man Group PLC	179,807
21,906		National Grid PLC	210,305
119,298		Old Mutual PLC	180,886
32,691		Pearson PLC	397,664
15,115		Prudential PLC	130,748
7,151		Reckitt Benckiser PLC	330,644
11,028		Rio Tinto PLC	427,209
46,698	@	Rolls-Royce Group PLC	341,995
77,557		Royal & Sun Alliance Insurance Group	163,864
290,666		Royal Bank of Scotland Group PLC	269,195
25,858		Standard Chartered PLC	583,654
48,927		Standard Life PLC	155,309
11,253		Tesco PLC	68,500
5,828		Unilever PLC	159,255
529,147		Vodafone Group PLC	1,144,980
31,761		WPP PLC	265,452

			18,656,559

		United States: 53.0%
4,800		3M Co.	346,080
23,001		Abbott Laboratories	1,040,335
5,918		Aetna, Inc.	168,663
15,678		Aflac, Inc.	636,840
3,300	@	Akamai Technologies, Inc.	58,212
3,700		Allegheny Technologies, Inc.	112,369
3,731	@	Amazon.com, Inc.	302,920
13,577		American Electric Power Co., Inc.	426,725
20,100		American Express Co.	679,782
25,952		AmerisourceBergen Corp.	553,037
21,569	@	Amgen, Inc.	1,288,532
7,500		Amphenol Corp.	262,200
12,358		Anadarko Petroleum Corp.	653,367
4,300		AON Corp.	179,568
6,704		Apache Corp.	569,505
4,563	@	Apollo Group, Inc. — Class A	295,774
15,203	@,S	Apple, Inc.	2,557,297
25,966		Archer-Daniels-Midland Co.	748,600
83,900	S	AT&T, Inc.	2,185,595
12,000	@	Autonation, Inc.	227,760
4,200		Ball Corp.	203,532
118,740		Bank of America Corp.	2,088,637

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Shares			Value

		United States (continued)
8,251		Bank of New York Mellon Corp.	$244,312
8,800		BB&T Corp.	245,872
8,100	@	Bed Bath & Beyond, Inc.	295,488
13,152		Bemis Co.	349,712
7,789	@	Biogen Idec, Inc.	391,086
18,471		Bristol-Myers Squibb Co.	408,763
13,100	@	Broadcom Corp.	372,695
39,492	S	CA, Inc.	880,277
9,651	@	Cameron International Corp.	344,637
4,700		Capital One Financial Corp.	175,263
5,700		Caterpillar, Inc.	258,267
10,400		CenturyTel, Inc.	335,192
1,590		CF Industries Holdings, Inc.	129,839
16,100		Chesapeake Energy Corp.	367,724
16,242		Chevron Corp.	1,135,965
23,852		Chubb Corp.	1,178,050
124,492	@,S	Cisco Systems, Inc.	2,689,027
169,286		Citigroup, Inc.	846,430
893		CME Group, Inc.	259,899
9,272		Coca-Cola Co.	452,195
18,331		Coca-Cola Enterprises, Inc.	370,470
102,655		Comcast Corp. – Class A	1,572,675
7,126	@	Computer Sciences Corp.	348,105
27,200	@	Compuware Corp.	196,112
21,573		ConocoPhillips	971,432
8,000	@	Cooper Industries Ltd.	258,000
19,851		Corning, Inc.	299,353
5,500	@	Coventry Health Care, Inc.	120,065
14,700		CSX Corp.	624,750
4,600		CVS Caremark Corp.	172,592
10,800		D.R. Horton, Inc.	144,828
5,100	@	Dean Foods Co.	92,514
5,800	@	DIRECTV Group, Inc.	143,608
6,200		Discover Financial Services	85,250
6,000		Dominion Resources, Inc.	198,480
14,950		Dover Corp.	517,121
21,317		DTE Energy Co.	741,405
1,700		Eastman Chemical Co.	88,672
1,400		Eaton Corp.	75,530
45,516	@	eBay, Inc.	1,007,724
8,200		Edison International	273,962
54,750	@	EMC Corp.	870,525
3,700		EOG Resources, Inc.	266,400
26,800		Exelon Corp.	1,340,536
54,762	S	ExxonMobil Corp.	3,786,792
10,892		Family Dollar Stores, Inc.	329,810
14,434		Fidelity National Information Services, Inc.	354,499
9,900		Fifth Third Bancorp.	108,306
4,800		Flowserve Corp.	414,000
48,100	@	Ford Motor Co.	365,560
9,246	@	Forest Laboratories, Inc.	270,630
20,170		Gap, Inc.	396,341
10,377		General Dynamics Corp.	614,215
210,956	S	General Electric Co.	2,932,294
7,500		Genuine Parts Co.	277,800
12,105		Goldman Sachs Group, Inc.	2,002,893
3,819	@	Google, Inc. — Class A	1,763,118
8,300		H&R Block, Inc.	143,424
4,343		Harris Corp.	150,832
8,788		Hess Corp.	444,585
51,609	S	Hewlett-Packard Co.	2,316,728
48,848		Home Depot, Inc.	1,333,062
2,600		Honeywell International, Inc.	95,576
10,100	@	Hospira, Inc.	394,809
68,081		Hudson City Bancorp., Inc.	893,223
3,886	@	Humana, Inc.	138,730
20,800		Illinois Tool Works, Inc.	869,856
29,755		Intel Corp.	604,622
2,000	@	IntercontinentalExchange, Inc.	187,600
26,289	S	International Business Machines Corp.	3,103,416
37,068		International Paper Co.	850,711
20,886		ITT Corp.	1,045,971
5,500	@	Jacobs Engineering Group, Inc.	241,890
11,600		JC Penney Co., Inc.	348,464
11,700		JM Smucker Co.	611,559
25,275	S	Johnson & Johnson	1,527,621
47,557		JPMorgan Chase & Co.	2,066,827
11,445		Kimberly-Clark Corp.	691,965
21,900	@	King Pharmaceuticals, Inc.	227,322
9,700	@	Kohl’s Corp.	500,423
28,099		Kraft Foods, Inc.	796,607
5,669		Kroger Co.	122,394
12,100		L-3 Communications Holdings, Inc.	900,240
34,000		Limited Brands, Inc.	507,280
15,240		Lockheed Martin Corp.	1,142,695
900		Lorillard, Inc.	65,493
15,500		Lowe’s Cos., Inc.	333,250
6,200		Marsh & McLennan Cos., Inc.	145,948

19,295		McDonald’s Corp.	1,085,151
4,100		McGraw-Hill Cos., Inc.	137,801
17,189		McKesson Corp.	977,367
22,400		MeadWestvaco Corp.	491,680
15,351	@,S	Medco Health Solutions, Inc.	847,682
21,762		Medtronic, Inc.	833,485
2,100		Merck & Co., Inc.	68,103
86,262		Microsoft Corp.	2,126,358
12,100		Molson Coors Brewing Co.	573,298
2,601		Morgan Stanley	75,325
13,225		Murphy Oil Corp.	753,825
8,500	@	Nasdaq Stock Market, Inc.	186,575
25,940	@	National Oilwell Varco, Inc.	942,919
1,950		Northern Trust Corp.	113,997
23,750		Northrop Grumman Corp.	1,159,238
13,902		Nucor Corp.	619,195
6,500		NYSE Euronext	184,210
17,369		Occidental Petroleum Corp.	1,269,674
21,844		Omnicom Group	793,374
72,575		Oracle Corp.	1,587,215
2,400	@	Owens-Illinois, Inc.	81,456
14,600	@	Pactiv Corp.	362,810
2,200		Pepsi Bottling Group, Inc.	78,606
5,665		PepsiCo, Inc.	321,036
151,600	S	Pfizer, Inc.	2,531,720
32,804		Philip Morris International, Inc.	1,499,471
13,100		Pioneer Natural Resources Co.	379,376
23,650		Pitney Bowes, Inc.	528,578
2,878		PNC Financial Services Group, Inc.	122,574
2,013		Polo Ralph Lauren Corp.	133,623
35,750		Procter & Gamble Co.	1,934,433
1,500		Prudential Financial, Inc.	75,870
12,100		Public Service Enterprise Group, Inc.	383,207
29,905	S	Qualcomm, Inc.	1,388,190
35,800		Qwest Communications International, Inc.	128,522
24,200		Raytheon Co.	1,141,756
21,300		Reynolds American, Inc.	973,623
25,419		RR Donnelley & Sons Co.	453,475
3,900		Ryder System, Inc.	148,200
22,450		Schering-Plough Corp.	632,641
1,724		Schlumberger Ltd.	96,889
2,300		Scripps Networks Interactive — Class A	74,681
12,539		Sealed Air Corp.	237,112
4,800	@	Sears Holding Corp.	304,560
15,476		Sempra Energy	776,431
1,509		Sherwin-Williams Co.	90,842
71,330	@	Sprint Nextel Corp.	261,068
29,624		Staples, Inc.	640,175
16,200	@	Starbucks Corp.	307,638
11,223		State Street Corp.	588,983
1,700		Stryker Corp.	70,482
25,108		Target Corp.	1,180,076
6,945	@	Teradata Corp.	187,029
5,071		Tesoro Corp.	71,400

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Shares			Value

		United States (continued)
56,700		Texas Instruments, Inc.	$1,394,253
22,300	@	Thermo Electron Corp.	1,008,183
4,359	@	Time Warner Cable, Inc.	160,934
47,398		Time Warner, Inc.	1,322,878
20,187	S	Travelers Cos., Inc.	1,017,829
28,200		Tyson Foods, Inc.	338,118
3,631		Union Pacific Corp.	217,170
5,200		United Parcel Service, Inc. — Class B	277,992
4,350		United States Steel Corp.	190,443
29,433		United Technologies Corp.	1,747,143
26,595		UnitedHealth Group, Inc.	744,660
16,898		UnumProvident Corp.	380,712
39,699		US Bancorp.	897,991
39,655		Verizon Communications, Inc.	1,230,891
15,700	@	Viacom — Class B	393,128
21,167		Wal-Mart Stores, Inc.	1,076,765
6,325	@	Watson Pharmaceuticals, Inc.	223,209
5,600	@	WellPoint, Inc.	295,960
77,671		Wells Fargo & Co.	2,137,506
7,500	@	Western Digital Corp.	257,100
27,525		Western Union Co.	496,551
53,800		Williams Cos., Inc.	884,472
19,412		Wyeth	928,864
11,300		Xcel Energy, Inc.	223,175
45,900		Xerox Corp.	397,035
31,400		XTO Energy, Inc.	1,212,040

			126,613,520

		Total Common Stock (Cost $200,230,988)	230,312,326

REAL ESTATE INVESTMENT TRUSTS: 1.0%

		Australia: 0.3%
82,902		CFS Retail Property Trust	132,955
205,505		Dexus Property Group	129,166
32,731		Westfield Group	349,489

			611,610

		France: 0.1%
1,455		Unibail	288,418

			288,418

		Singapore: 0.0%
550	@	Ascendas Real Estate Investment Trust	630

			630

		United States: 0.6%
11,891		Equity Residential	324,743
4,200		Public Storage, Inc.	296,310
11,884		Simon Property Group, Inc.	756,060

			1,377,113

		Total Real Estate Investment Trusts (Cost $1,741,588)	2,277,771

PREFERRED STOCK: 0.0%

		Germany: 0.0%
439		RWE AG	35,868

		Total Preferred Stock (Cost $28,708)	35,868

RIGHTS: 0.0%

		Belgium: 0.0%
4,167	I,X	Fortis	—

		Total Rights (Cost $—)	—

		Total Long-Term Investments (Cost $202,001,284)	232,625,965

SHORT-TERM INVESTMENTS: 0.8%

		Affiliated Mutual Fund: 0.8%
1,937,000	S	ING Institutional Prime Money Market Fund — Class I	1,937,000

		Total Short-Term Investments (Cost $1,937,000)	1,937,000

	Total Investments in Securities
	(Cost $203,938,284)*	98.2%	$234,562,965
	Other Assets and Liabilities - Net	1.8	4,348,139

	Net Assets	100.0%	$238,911,104

@	Non-income producing security
STRIP	Separate Trading of Registered Interest and Principal of Securities
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $218,157,258.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,677,806
Gross Unrealized Depreciation	(19,272,099)

Net Unrealized Appreciation	$16,405,707

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Advertising	0.6%
Aerospace/Defense	3.4
Agriculture	2.4
Airlines	0.2
Apartments	0.2
Apparel	0.1
Auto Manufacturers	1.1
Auto Parts & Equipment	0.8
Banks	12.6
Beverages	1.8
Biotechnology	0.8
Building Materials	0.6
Chemicals	1.2
Commercial Services	1.0
Computers	4.2
Cosmetics/Personal Care	0.9
Distribution/Wholesale	1.2
Diversified	0.2
Diversified Financial Services	1.3
Electric	3.7
Electrical Components & Equipment	0.3
Electronics	1.1
Engineering & Construction	0.6
Entertainment	0.4
Food	2.7
Food Service	0.0
Forest Products & Paper	0.9
Gas	0.7
Hand/Machine Tools	0.1
Healthcare — Products	1.4
Healthcare — Services	0.6
Holding Companies — Diversified	0.3
Home Builders	0.1
Household Products/Wares	0.5
Insurance	3.5
Internet	1.5
Investment Companies	0.1
Iron/Steel	1.1
Leisure Time	0.2
Machinery — Construction & Mining	0.1
Machinery — Diversified	0.5
Media	2.2
Metal Fabricate/Hardware	0.3
Mining	1.7
Miscellaneous Manufacturing	3.1
Office/Business Equipment	0.4
Oil & Gas	8.3
Oil & Gas Services	0.7
Packaging & Containers	0.5
Pharmaceuticals	6.9
Pipelines	0.4
Real Estate	0.6
Regional Malls	0.3
Retail	4.6
Savings & Loans	0.4
Semiconductors	1.2
Shipbuilding	0.1
Shopping Centers	0.2
Software	2.5
Storage	0.1
Telecommunications	6.6
Toys/Games/Hobbies	0.2
Transportation	1.1
Short-Term Investments	0.8
Other Assets and Liabilities — Net	1.8

Net Assets	100.0%

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of August 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)+	(Level 3)	08/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$1,157,887	$7,151,143	$—	$8,309,030
Austria	—	558,593	—	558,593
Belgium	139	2,015,493	—	2,015,632
Denmark	—	729,599	—	729,599
Finland	—	946,885	—	946,885
France	321,591	8,691,047	—	9,012,638
Germany	—	8,011,390	—	8,011,390
Greece	—	760,086	—	760,086
Hong Kong	—	1,639,159	—	1,639,159
Italy	—	4,806,733	—	4,806,733
Japan	—	23,731,609	—	23,731,609
Kazakhstan	—	94,396	—	94,396
Luxembourg	—	760,102	—	760,102
Mauritius	—	418,275	—	418,275
Netherlands	—	4,322,328	—	4,322,328
New Zealand	—	193,078	—	193,078
Portugal	—	815,012	—	815,012
Singapore	—	708,047	—	708,047
Spain	—	5,527,634	—	5,527,634
Sweden	—	4,204,758	—	4,204,758
Switzerland	—	7,477,263	—	7,477,263
United Kingdom	—	18,656,559	—	18,656,559
United States	126,613,520	—	—	126,613,520

Total Common Stock	128,093,137	102,219,189	—	230,312,326

Real Estate Investment Trusts	1,377,113	900,658	—	2,277,771
Preferred Stock	—	35,868	—	35,868
Short-Term Investments	1,937,000	—	—	1,937,000

Total Investments, at value	$131,407,250	$103,155,715	$—	$234,562,965

Other Financial Instruments**:
Forward foreign currency contracts	—	(1,450,752)	—	(1,450,752)
Futures	88,971	—	—	88,971
Written options	—	(4,748,795)	—	(4,748,795)

Total Assets	$131,496,221	$96,956,168	$—	$228,452,389

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

**	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

At August 31, 2009 the following forward foreign currency contracts were outstanding for the ING Global Advantage and Premium Opportunity Fund:

				In		Unrealized
			Settlement	Exchange		Appreciation
Currency		Buy/Sell	Date	For	Value	(Depreciation)
				USD

Australian Dollar AUD	10,232,000	SELL	10/8/09	8,463,982	8,622,275	$(158,293)
Swiss Franc CHF	6,701,000	SELL	10/8/09	6,188,528	6,330,302	(141,774)
EU Euro EUR	27,460,000	SELL	10/8/09	38,760,559	39,367,896	(607,337)
British Pound GBP	12,753,000	SELL	10/8/09	20,992,140	20,759,787	232,353
Japanese Yen JPY	2,139,621,000	SELL	10/8/09	22,224,656	23,000,357	(775,701)

						$(1,450,752)

ING Global Advantage and Premium Opportunity Fund Open Futures Contracts on August 31, 2009:

			Unrealized
Contract	Number of	Expiration	Appreciation/
Description	Contracts	Date	(Depreciation)

Long Contracts
S&P 500	50	09/17/09	$92,890
S&P 500 E-Mini	10	09/18/09	(3,919)

			$88,971

Written OTC Call Options outstanding at August 31, 2009:

# of			Expiration	Strike	Premiums
Contracts	Counterparty	Description	Date	Price/Rate	Received	Value

2,800	Citigroup	Dow Jones Euro Stoxx 50	09/03/09	2,663.32 EUR	$273,525	$(454,432)
2,800	ABN AMRO	Dow Jones Euro Stoxx 50	09/17/09	2,670.99 EUR	273,425	(517,918)
1,200	UBS AG	FTSE 100 Index	09/03/09	4,679.84 GBP	202,251	(447,297)
1,200	ABN AMRO	FTSE 100 Index	09/17/09	4,761.50 GBP	202,424	(354,905)
93,000	Merrill Lynch	Nikkei 225 Index	09/03/09	10,460.88 JPY	265,176	(126,770)
91,000	Goldman Sachs	Nikkei 225 Index	09/17/09	10,401.11 JPY	260,475	(298,797)
48,053	Barclays Bank PLC	S&P 500® Index	09/15/09	1,004.09 USD	1,220,714	(1,292,506)
975	UBS AG	S&P 500® Index	11/21/09	1,025.00 USD	45,922	(41,166)
47,148	Morgan Stanley	S&P 500® Index	09/30/09	1,020.62 USD	1,215,004	(1,215,004)

					$3,958,916	$(4,748,795)

		Total Premiums Received:	$3,958,916
		Total Liabilities for Options Written:	$4,748,795

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under SFAS No. 133	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$232,353

Total Asset Derivatives		$232,353

Liability Derivatives

Equity contracts	Payable for variation margin*	$36,208
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	1,683,105
Equity contracts	Written options	4,748,795

Total Liability Derivatives		$6,468,108

*	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2009 was as follows:

	Amount of Realized Gain or (Loss)
	on Derivatives Recognized in Income
	Forward
Derivatives not accounted	Foreign
for as hedging instruments	Currency		Written
under SFAS No. 133	Contracts	Futures	options	Total

Equity contracts	$—	$852,501	$(15,877,985)	$(15,025,484)
Foreign exchange contracts	(10,559,188)	—	—	(10,559,188)

Total	$(10,559,188)	$852,501	$(15,877,985)	$(25,584,672)

	Change in Unrealized Appreciation or
	(Depreciation) on Derivatives Recognized in Income
	Forward
Derivatives not accounted	Foreign
for as hedging instruments	Currency		Written
under SFAS No. 133	Contracts	Futures	options	Total

Equity contracts	$—	$200,502	$(5,780,277)	$(5,579,775)
Foreign exchange contracts	(2,083,869)	—	—	(2,083,869)

Total	$(2,083,869)	$200,502	$(5,780,277)	$(7,663,644)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2009
% of Total Net Assets against which calls written	67%
Average Days to Expiration at time written	35 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$3,958,916
Value of calls	$(4,748,795)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Global Advantage and Premium Opportunity Fund was held June 25, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

Results:

			Shares
			Voted
		Shares	Against		Total
		Voted	or	Shares	Shares
	Proposal	For	Withheld	Abstained	Voted

Class I Trustees	Colleen D. Baldwin	13,964,001.051	403,716.667		14,367,717.718
	Robert W. Crispin	13,947,888.835	419,828.883		14,367,717.718
	Peter S. Drotch	13,951,115.804	416,601.914		14,367,717.718

*	Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. During the reporting period, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases

ADDITIONAL INFORMATION (Unaudited) (continued)

and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2009 DIVIDENDS:

DECLARATION	EX-DIVIDEND	PAYABLE
DATE	DATE	DATE

March 20, 2009	April 1, 2009	April 15, 2009
June 20, 2009	July 1, 2009	July 15, 2009
September 21, 2009	October 1, 2009	October 15, 2009
December 21, 2009	December 29, 2009	January 15, 2010

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2009 was 11,747, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 26, 2009 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
The Bank of New York Mellon
101 Barclay Street (11E)
New York, New York 10286

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIGA                  (0809-102309)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 5, 2009

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	November 5, 2009